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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Golfsmith International Holdings, Inc. (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             By: /s/ James D. Thompson
                                                 --------------------------
                                                 James D. Thompson,
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)
                                                 August 12, 2003

                                             By: /s/ Virginia Bunte
                                                 -------------------------------
                                                 Virginia Bunte,
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)
                                                 August 12, 2003